RMB Small Cap Fund
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 96.8%	Shares	Value
Aerospace & Defense - 4.0%
Curtiss-Wright Corp.	16,161	$5,127,400

Automobile Components - 1.3%
Visteon Corp. (a)	21,858	1,696,618

Banks - 10.6%
Seacoast Banking Corp. of Florida	116,653	3,001,482
Stock Yards Bancorp, Inc.	58,517	4,041,184
TriCo Bancshares	98,059	3,919,418
Triumph Financial, Inc. (a)	18,296	1,057,509
Veritex Holdings, Inc.	68,829	1,718,660
		13,738,253

Biotechnology - 3.1%
Allogene Therapeutics, Inc. (a)	195,890	286,000
CareDx, Inc. (a)	39,393	699,226
CRISPR Therapeutics AG (a)	25,868	880,288
Iovance Biotherapeutics, Inc. (a)	157,696	525,128
Vaxcyte, Inc. (a)	6,461	243,967
Veracyte, Inc. (a)	33,285	986,900
Viking Therapeutics, Inc. (a)	17,349	418,978
		4,040,487

Building Products - 3.0%
AAON, Inc.	19,591	1,530,645
Trex Co., Inc. (a)	40,082	2,328,764
		3,859,409

Capital Markets - 3.0%
Stifel Financial Corp.	41,675	3,928,285

Construction & Engineering - 0.7%
Valmont Industries, Inc.	3,243	925,455

Construction Materials - 3.3%
Eagle Materials, Inc.	19,387	4,302,557

Containers & Packaging - 3.4%
AptarGroup, Inc.	29,320	4,350,502

Distributors - 2.6%
Pool Corp.	10,438	3,322,937

Diversified Consumer Services - 0.5%
Duolingo, Inc. (a)	2,092	649,650

Electronic Equipment, Instruments & Components - 2.8%
Badger Meter, Inc.	18,976	3,610,184

Equity Real Estate Investment - 8.1%
EastGroup Properties, Inc.	25,534	4,497,814
Essential Properties Realty Trust, Inc.	102,700	3,352,128
PotlatchDeltic Corp.	59,575	2,688,024
		10,537,966
Gas Utilities - 1.6%
Chesapeake Utilities Corp.	15,487	1,988,995

Health Care Equipment & Supplies - 2.9%
Merit Medical Systems, Inc. (a)	19,787	2,091,684
Neogen Corp. (a)	90,679	786,187
Omnicell, Inc. (a)	24,292	849,248
		3,727,119

Health Care Providers & Services - 0.8%
CorVel Corp. (a)	9,479	1,061,364

Hotels, Restaurants & Leisure - 1.0%
Texas Roadhouse, Inc.	7,966	1,327,375

Household Durables - 0.5%
Installed Building Products, Inc.	3,653	626,343

Insurance - 2.4%
American Financial Group, Inc.	23,841	3,131,277

Life Sciences Tools & Services - 5.1%
BioLife Solutions, Inc. (a)	73,000	1,667,320
Repligen Corp. (a)	18,798	2,391,857
West Pharmaceutical Services, Inc.	11,579	2,592,307
		6,651,484

Machinery - 6.4%
ITT, Inc.	14,839	1,916,605
Kadant, Inc.	11,325	3,815,506
RBC Bearings, Inc. (a)	8,086	2,601,832
		8,333,943

Metals & Mining - 3.4%
Carpenter Technology Corp.	24,450	4,429,851

Oil, Gas & Consumable Fuels - 5.2%
Matador Resources Co.	54,981	2,808,979
Range Resources Corp.	97,528	3,894,293
		6,703,272

Professional Services - 1.0%
Exponent, Inc.	16,192	1,312,524

Semiconductors & Semiconductor Equipment - 3.4%
MKS Instruments, Inc.	11,386	912,588
Monolithic Power Systems, Inc.	5,949	3,450,301
		4,362,889

Software - 12.8%
Clearwater Analytics Holdings, Inc. - Class A (a)	50,551	1,354,767
Digimarc Corp. (a)	27,029	346,512
Fair Isaac Corp. (a)	2,816	5,193,154
PTC, Inc. (a)	19,305	2,991,310
Q2 Holdings, Inc. (a)	34,185	2,735,142
Tyler Technologies, Inc. (a)	6,897	4,009,847
		16,630,732

Textiles, Apparel & Luxury Goods - 1.4%
Columbia Sportswear Co.	24,341	1,842,370

Trading Companies & Distributors - 2.5%
Applied Industrial Technologies, Inc.	14,014	3,157,915
TOTAL COMMON STOCKS (Cost $76,878,300)		125,377,156

SHORT-TERM INVESTMENTS - 3.2%	Shares	Value
Money Market Funds - 3.2%
First American Government Obligations Fund - Class X, 4.27% (b)	4,191,623	4,191,623
TOTAL SHORT-TERM INVESTMENTS (Cost $4,191,623)		4,191,623

TOTAL INVESTMENTS - 100.0% (Cost $81,069,923)		129,568,779
Other Assets in Excess of Liabilities - 0.0% (c)		8,674
TOTAL NET ASSETS - 100.0%		$129,577,453
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Curi RMB Capital, LLC.

Investment Valuation

Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by Curi RMB Capital, LLC (“Curi RMB” or the “Adviser”) to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.

Exchange-Listed Equities and Funds and Depositary Receipts

The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date.  If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.

The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date.  The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices.  If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP.  If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.

Over-the-Counter Securities

Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date.  If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.

Foreign Securities

Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV.  Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates.  For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.

Options

Options traded on an exchange are valued at the last reported sale price.  If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.

Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)

Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs.  If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

Fixed-Income Securities

Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.

Fair Value Measurements

U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect Curi RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of March 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At March 31, 2025	Level 1	Level 2	Level 3	Total
RMB Small Cap Fund
Assets
Common Stocks[1]	$125,377,156	$-	$-	$125,377,156
Short-Term Investments	4,191,623	-	-	4,191,623
Total Investments	$129,568,779	$-	$-	$129,568,779

[1]	Refer to the Fund’s Schedule of Investments for a breakdown of holdings by industry.